Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated October 23, 2023, to the VUL Incentive Life ProtectSM prospectus

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding changes to the Prospectus arising from a scrivener’s error. As applicable to your policy, please note the following changes described below.

Effective immediately, the paragraph titled “Extended No Lapse Guarantee Rider” under “Optional rider charges” is deleted in its entirety and replaced with the following:

•	Extended No Lapse Guarantee Rider. If you choose this rider, on a guaranteed basis, we may deduct between $0.06 and $1.31 per 1,000 of the initial base policy face amount, and per $1,000 of any requested base policy face amount increase that exceeds the highest previous face amount; plus 0.35% in years 1-15; 0.85% in years 16+. This is an Annual percent of your value in our variable investment options and MSO (if applicable). In addition, the maximum premium charge is 19% if the Extended No Lapse Guarantee is in effect.

VUL Incentive Life Protect New Biz	Catalog No. 800096 (10/23)
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